Exhibit 99

                                 Term Sheet

                                                          February 11, 2002





                                $457,360,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2002-1
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-1

Overview of the Certificates
----------------------------


To the Adjustment Date on the Senior Certificates and to a 10% Cleanup Call on the Subordinate Certificates:

-------------------------------------------------------------------------------------------------------------------------
                                                          Initial   Estimated
               Approximate                      Expected  Pass-       Avg.        Principal       Expected     Stated
                Principal                       Credit    Through     Life     Payment. Window     Ratings      Final
Certificates     Balance      Collateral Group  Support   Rate (3)   (yrs(4)     (dates) (4)     Moody's/S&P   Maturity
-------------- ------------   ----------------- --------- --------- --------- ------------------ ------------ -----------
Class A1(1)    $ 74,745,000        Group I        3.50%     5.993     2.044    03/02 - 04/05       Aaa/AAA      3/1/2032
Class A2-A     $141,000,000        Group II       3.50%     3.170     1.001    03/02 - 04/04       Aaa/AAA      3/1/2032
Class A2-B     $ 65,300,000        Group II       3.50%     4.981     3.001    04/04 - 02/06       Aaa/AAA      3/1/2032
Class A2-C     $ 83,770,000        Group II       3.50%     5.793     4.817    02/06 - 01/07       Aaa/AAA      3/1/2032
Class A3       $ 80,321,000        Group III      3.50%     5.942     2.861    03/02 - 11/08       Aaa/AAA      3/1/2032
Class X2       $290,070,000(2)     Group II       3.50%     1.469       N/A         N/A            Aaa/AAA      3/1/2032
Class X3       $ 80,321,000(2)     Group III      3.50%     0.072       N/A         N/A            Aaa/AAA      3/1/2032
                                Groups I, II, &
Class B1       $  6,227,000          III          2.15%     6.008     5.150    03/02 - 09/09       Aa2/AA       3/1/2032
                                Groups I, II, &
Class B2       $  4,152,000          III          1.25%     6.008     5.150    03/02 - 09/09        A2/A        3/1/2032
                                Groups I, II, &
Class B3       $  1,845,000          III          0.85%     6.008     5.150    03/02 - 09/09      Baa2/BBB      3/1/2032
   Total       $457,360,000
-------------- ------------   ----------------- --------- --------- --------- ------------------ ------------ -----------

(1) The Class A1 Certificates will accrue interest at the weighted average coupon of the Group I Mortgage Loans less the applicable Servicing Fee and the Trustee Fee.
(2)      Notional Amount.
(3) See the Coupons of the Certificates section of this Term Sheet for more information on the Class X2 and Class X3 Certificates.
(4)      Assuming payment based on a pricing speed of 25% CPR.


Selected Mortgage Pool Data
---------------------------

----------------------------------------------------------------------------------------------------------------------
                                                  Group I         Group II        Group III
                                                                                 7/1 and 10/1
                                              3/1 Hybrid ARMs  5/1 Hybrid ARMs   Hybrid ARMs              Total
-------------------------------------------- ----------------- ---------------- --------------- ----------------------
Scheduled Principal Balance:                    $77,456,215     $300,590,189     $83,233,912             $461,280,317
Number of Mortgage Loans:                               156              590             176                      922
Average Scheduled Principal Balance:               $496,514         $509,475        $472,920                 $500,304
Weighted Average Gross Coupon:                        6.38%            6.33%           6.27%                    6.33%
Weighted Average Servicing Fee and Trustee
  Fee:                                                0.38%            0.32%           0.26%                    0.32%
Weighted Average Net Coupon:                          5.99%            6.01%           6.01%                    6.01%
Weighted Average Stated Remaining Term:                 352              357             357                      356
Weighted Average Seasoning:                               4                2               3                        2
Weighted Average Amortized Current LTV Ratio:         71.1%            68.6%           68.3%                    69.0%
Weighted Average Months to Roll:                         35               59              87                       60
Weighted Average Margin:                              2.63%            2.75%           2.32%                    2.65%
-------------------------------------------- ----------------- ---------------- --------------- ----------------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by ABN AMRO Mortgage Group, Inc. ("ABN AMRO"), Bank of America, N.A. ("Bank of America"), Bank One, N.A. ("Bank One") and KeyBank National Association ("KeyBank").
|X| The Mortgage Loans will be serviced by ABN AMRO, Bank of America, Bank One and Countrywide Home Loans, Inc. ("Countrywide"). Countrywide will service the Mortgage Loans purchased from KeyBank.
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A1, Class A2-A, Class A2-B, Class A2-C and Class A3 Certificates is 3.50% in the form of subordination.
|X| The Deal will be modeled on Intex as "GSR0201" and on Bloomberg as "GSR 02-1."
|X| For Group I, 23.86% were acquired from Bank of America, 66.22% were acquired from Bank One and 9.93% were acquired from KeyBank.
|X|  For Group II, 51.12% of the Mortgage Loans were acquired from ABN
     AMRO, and 48.88% were acquired from Bank One.
|X| For Group III, 85.62% were acquired from Bank of America and 14.38% were acquired from Bank One.
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



Time Table
----------

Expected Settlement:                On or before February 21st, 2002

Cut-off Date:                       February 1st, 2002

Pricing Date:                       On or before February 14th, 2002

First Distribution Date:            March 25th, 2002

Key Terms
---------

Depositor:                         GS Mortgage Securities Corp.

Servicers:                         ABN AMRO, Bank of America, Bank One and
                                   Countrywide

Trustee:                           The Chase Manhattan Bank

Custodian:                         The Chase Manhattan Bank
                       --------------------------------------------------------
Servicing Fee:                             Group I      Group II     Group III
                       --------------------------------------------------------
                       ABN AMRO             N/A         37.5 bps          N/A

                       Bank of America     37.5 bps       N/A           25 bps

                       Bank One            37.5 bps      25 bps         25 bps

                       Countrywide         37.5 bps       N/A             N/A
                       --------------------------------------------------------

Trustee Fee:         0.75 bps

Distribution Date:   25th day of the month or the following Business Day

Record Date:         For any Distribution Date, the last day of the
                     preceding calendar month, except for the Class A2-A
                     Certificates, for which the Record Date is the day preceding the Distribution Date

Delay Days:          24 day delay on all Certificates except for the
                     Class A2-A Certificates for which interest will accrue from each Distribution Date (or, February 21, in the case of the first interest accrual period) through the day preceding the following Distribution Date

Prepayment
Assumption:          25% CPR on Group I, Group II and Group III

Interest Accrual:    On a 30/360 basis, from the 1st to the 30th
                     of the month preceding the month of each Distribution
                     Date, except for the A2-A Class, which accrues from the 25th to, but not including, the 25th of each month

Servicer
Advancing:           Yes as to principal and interest, subject to
                     recoverability

Compensating
Interest:            Yes, to the extent of the aggregate monthly servicing
                     fee per servicer for the ABN AMRO, Bank of America and Bank One Mortgage Loans and to the extent of half of the aggregate monthly servicing fee for the Countrywide Mortgage Loans

Optional Call:       The Certificates will have a 10% optional termination
                     provision

Rating Agencies:     Moody's Investors Service, Inc. ("Moody's") and
                     Standard and Poor's ("S&P")

Minimum
Denomination:        Class A1, Class A2-A, Class A2-B, Class A2-C and Class
                     A3 Certificates - $25,000 Class B1, Class B2 and Class
                     B3 Certificates - $250,000 Class X2 and Class X3 -
                     $5,000,000

Legal Investment:    All of the offered Certificates, other
                     than the Class B2 and Class B3 are expected to be SMMEA eligible at settlement

ERISA Eligible:      Underwriter's exemption is expected to apply
                     to all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:       All Certificates represent REMIC regular interests




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



Structure of the Certificates
-----------------------------

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1, Class A2-A, Class A2-B, Class A2-C and Class A3 Certificates (collectively, the "Class A Certificates"), and the Class X2 and Class X3 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| The Class A1 Certificates will accrue interest at the weighted average coupon of the Group I Mortgage Loans less the applicable Servicing Fee and the Trustee Fee.

Priority of Payments
--------------------

         Beginning in March 2002, on each Distribution Date, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

               (i) first, to the Class A1 Certificates, Accrued Certificate Interest thereon;

               (ii) second, to the Class A1 Certificates, as principal, the Group I senior principal distribution amount;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

               (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C, Class X2, Class R1, Class R2 and Class R3 Certificates in proportion to Accrued Certificate Interest thereon; and

               (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

               (iii) third, sequentially to the Class A2-A, Class A2-B and Class A2-C Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) unless a Credit Support Depletion Date shall have occurred, the Group III available distribution amount will be distributed:

               (i) first, pro rata to the Class A3 and Class X3 Certificates, Accrued Certificate Interest thereon;

               (ii) second, to the Class A3 Certificates, as principal, the Group III senior principal distribution amount;




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002


         (d) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

               (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

               (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

               (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

               (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

               (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

               (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

               (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

               (viii) to each class of the certificates in order of
                      seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (d)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

               (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A2-A, Class A2-B and Class A2-C Certificates will be made to such classes pro rata based on their Certificate balances (but only from the Group II Mortgage Loans) rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding paragraph (d) above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



Coupons of the Certificates
---------------------------


--------------------------------------------------------------------------------------------------------------

                      Collateral
      Class         Adjustment Date               Initial Coupon            Coupon After the Adjustment Date*
--------------------------------------------------------------------------------------------------------------
A2-A                   February 2007                         3.170%                              3.170%
A2-B                   February 2007                         4.981%                              4.630%
A2-C                   February 2007                         5.793%                              4.630%
A3                     December 2008                         5.942%                              4.959%
X2                     February 2007                         1.469%                              0.000%
X3                     December 2008                         0.072%                              0.000%

--------------------------------------------------------------------------------------------------------------

* Assumes 1 Year CMT = 2.41875% and 1 Year LIBOR = 2.20000%; based on the weighted average adjustment date of the Mortgage Loans in each respective group.

(1) Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         a.    the sum of:

               (i) the product of (x) the Group I weighted average rate and (y) the Subordinate Component Balance for Group I immediately preceding that Distribution Date;

               (ii) the product of (x) the Group II weighted average rate and (y) the Subordinate Component Balance for Group II immediately preceding that Distribution Date; and

               (iii) the product of (x) the Group III weighted average rate and (y) the Subordinate Component Balance for Group III immediately preceding that Distribution Date;

               divided by:

         b. the sum of the Subordinate Component Balances for Group I, Group II and Group III immediately preceding that Distribution Date.

         The initial Class B Certificate Rate will be approximately 6.008% per annum.

         The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A Certificates of that Group.

         For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will initially be approximately $290,070,000 and for any distribution date will equal the aggregate certificate balances of the Class A2-A, Class A2-B and the Class A2-C Certificates immediately preceding that distribution date. On each distribution date until the Group II adjustment date, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the weighted average of the rates on the Class A2-A, Class A2-B and Class A2-C Certificates. After the adjustment date, the Class X2 Certificates will no longer be entitled to interest payments.

(3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X3 Certificates will not receive any distributions of principal, but will accrue interest on the Class X3 notional amount. The initial Class X3 notional amount will be approximately $80,321,000 and for any distribution date will equal the aggregate certificate balance of the Class A3 Certificates immediately preceding that distribution date. On each distribution date until the Group III adjustment date, the annual certificate interest rate on the Class X3 Certificates will equal the excess, if any, of (i) the Group III weighted average net rate over (ii) the Class A3 Certificate rate. After the adjustment date, the Class X3 Certificates will no longer be entitled to interest payments.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



Selected Mortgage Loan Data
---------------------------

                    The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                    $461,280,317
Number of Mortgage Loans:                                                922
Scheduled Principal Balance of the Largest Mortgage Loan:         $1,970,173
Average Scheduled Principal Balance:                                $500,304
Weighted Average Gross Coupon:                                         6.33%
Weighted Average Servicing Fee and Trustee Fee:                        0.32%
Weighted Average Net Coupon:                                           6.01%
Weighted Average Stated Remaining Term:                                  356
Weighted Average Seasoning:                                                2
Weighted Average Amortized Current LTV Ratio:                          69.0%
Weighted Average Months to Roll:                                          60
Weighted Average Margin:                                               2.65%
Weighted Average Initial Rate Cap:                                     2.57%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.16%
Weighted Average FICO Score:                                             727



                                               Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                          3                $       548,325                 0.1%
$250,001 - $350,000                                   165                     53,936,060                11.7
$350,001 - $500,000                                   422                    175,525,550                38.1
$500,001 - $650,000                                   194                    113,173,922                24.5
$650,001 - $750,000                                    43                     30,395,815                 6.6
$750,001 - $900,000                                    50                     41,129,802                 8.9
Above $900,001                                         45                     46,570,843                10.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                           109                  $  51,308,648                11.1%
6.00% - 6.49%                                         512                    260,807,784                56.5
6.50% - 6.99%                                         240                    115,567,234                25.1
7.00% - 7.49%                                          51                     27,822,805                 6.0
7.50% - 7.99%                                           6                      3,122,466                 0.7
8.00% - 8.49%                                           3                      2,500,622                 0.5
8.50% - 8.99%                                           1                        150,757                 0.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                           41                 $   24,763,844                 5.4%
40.00% - 49.99%                                        39                     23,005,015                 5.0
50.00% - 59.99%                                       103                     53,392,794                11.6
60.00% - 69.99%                                       175                     89,595,348                19.4
70.00% - 79.99%                                       424                    208,464,265                45.2
80.00% - 84.99%                                        83                     36,355,436                 7.9
85.00% - 89.99%                                        38                     17,025,613                 3.7
90.00% - 99.99%                                        19                      8,678,002                 1.9
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                         Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
----------------------------------                 ---------                ----------              -----------
Amortized CLTV < 80%                                  851                   $429,864,433                93.2%
Amortized CLTV > 80%, No PMI                            9                      4,998,544                 1.1
Amortized CLTV > 80% With PMI                          62                     26,417,339                 5.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                    Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Under 300 Months                                        6                $     2,927,824                 0.6%
301 - 312 Months                                        1                      1,825,827                 0.4
313 - 324 Months                                        6                      4,275,582                 0.9
325 - 336 Months                                       10                      6,037,457                 1.3
337 - 348 Months                                       28                     15,954,620                 3.5
349 - 360 Months                                      871                    430,259,008                93.3
------------------------------------------- ------------------------ ------------------------- -----------------------
TOTAL                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                               Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
Below 36 Months                                        87                   $ 43,189,286                 9.4%
37 - 48 Months                                         69                     34,266,929                 7.4
49 - 54 Months                                          2                      1,058,332                 0.2
55 - 60 Months                                        490                    249,694,480                54.1
61 - 72 Months                                         98                     49,837,377                10.8
73 - 84 Months                                        142                     65,511,407                14.2
85 - 96 Months                                          8                      4,622,345                 1.0
Above 96 Months                                        26                     13,100,160                 2.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                   Margin

                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.2500%                                               188                  $  89,738,997                19.5%
2.7500%                                               734                    371,541,320                80.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                  Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)              Balance (%)
-----                                              ---------                ----------              -----------
1 Year CMT                                            734                   $371,541,320                80.6%
1 Year LIBOR                                          188                     89,738,997                19.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Below 640                                              44                   $ 20,453,505                 4.4%
640 - 659                                              45                     21,900,911                 4.7
660 - 679                                              66                     33,127,065                 7.2
680 - 699                                             112                     57,699,987                12.5
700 - 719                                             122                     60,553,090                13.1
720 - 739                                             118                     58,857,255                12.8
740 - 759                                             129                     67,805,090                14.7
760 & above                                           286                    140,883,414                30.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




                                               Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                            380                  $ 193,407,469                41.9%
Illinois                                               97                     47,024,920                10.2
Michigan                                               82                     41,999,728                 9.1
Arizona                                                62                     28,489,539                 6.2
All Other States(1)                                   301                    150,358,661                32.6
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.



                                               Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                         757                   $384,136,290                83.3%
PUD                                                    96                     44,109,179                 9.6
Condominium                                            56                     27,057,552                 5.9
Missing                                                 8                      3,342,957                 0.7
2 - 4 Family                                            3                      1,708,171                 0.4
Townhouse                                               2                        926,167                 0.2
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Rate Term                                             450                   $225,667,996                48.9%
Purchase                                              251                    129,325,737                28.0
Refi-Equity                                           220                    105,799,397                22.9
Construction                                            1                        487,187                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                 Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                               889                   $443,014,907                96.0%
Second Home                                            22                     11,787,141                 2.6
Investor                                               11                      6,478,268                 1.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                                    Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                          898                   $448,437,178                97.2%
7 - 12 Months                                          12                      6,963,188                 1.5
13 - 18 Months                                          2                      1,209,995                 0.3
19 - 24 Months                                          2                        932,962                 0.2
25 - 30 Months                                          4                      2,316,981                 0.5
31 - 36 Months                                          1                        434,003                 0.1
37 - 42 Months                                          1                        468,429                 0.1
43 - 48 Months                                          2                        517,581                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                              Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full                                                  746                   $371,770,249                80.6%
Limited                                               126                     58,721,820                12.7
Income / No Asset Verification                         25                     16,985,857                 3.7
Asset / No Income Verification                         12                      6,475,608                 1.4
Alternate Doc                                          10                      5,768,187                 1.3
Missing                                                 3                      1,558,595                 0.3
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 922                   $461,280,317               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




                             The Mortgage Loans (Group I - 3/1 Hybrid of ARMS)


Scheduled Principal Balance:                                    $77,456,215
Number of Mortgage Loans:                                               156
Scheduled Principal Balance of the Largest Mortgage Loan:        $1,970,173
Average Scheduled Principal Balance:                               $496,514
Weighted Average Gross Coupon:                                        6.38%
Weighted Average Servicing Fee and Trustee Fee:                       0.38%
Weighted Average Net Coupon:                                          5.99%
Weighted Average Stated Remaining Term:                                 352
Weighted Average Seasoning:                                               4
Weighted Average Amortized Current LTV Ratio:                         71.1%
Weighted Average Months to Roll:                                         35
Weighted Average Margin:                                              2.63%
Weighted Average Initial Rate Cap:                                    2.18%
Weighted Average Periodic Rate Cap:                                   2.00%
Weighted Average Lifetime Rate Cap:                                   5.94%
Weighted Average FICO Score:                                            714


                                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar           Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)               Balance (%)
---------------------------                        ---------                ----------               -----------
Below $250,000                                          2                   $    400,375                 0.5%
$250,001 - $350,000                                    29                      9,367,768                12.1
$350,001 - $500,000                                    71                     30,261,274                39.1
$500,001 - $650,000                                    37                     21,495,889                27.8
$650,001 - $750,000                                     4                      2,809,438                 3.6
$750,001 - $900,000                                     5                      3,982,645                 5.1
Above
$900,001                                                8                      9,138,827                11.8
------------------------------------------- ------------------------ ------------------------- ------------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= ========================

Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            35                    $14,832,395                19.1%
6.00% - 6.49%                                          70                     36,228,485                46.8
6.50% - 6.99%                                          36                     17,951,125                23.2
7.00% - 7.49%                                           7                      3,319,997                 4.3
7.50% - 7.99%                                           4                      2,472,835                 3.2
8.00% - 8.49%                                           3                      2,500,622                 3.2
8.50% - 8.99%                                           1                        150,757                 0.2
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                            8                   $  4,530,750                 5.8%
40.00% - 49.99%                                         6                      3,214,584                 4.2
50.00% - 59.99%                                        18                      8,545,995                11.0
60.00% - 69.99%                                        22                     13,423,473                17.3
70.00% - 79.99%                                        57                     26,991,142                34.8
80.00% - 84.99%                                        19                      8,333,323                10.8
85.00% - 89.99%                                        18                      8,544,257                11.0
90.00% - 99.99%                                         8                      3,872,691                 5.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                         Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)              Balance (%)
--------------------------                         ---------                ----------              -----------
Amortized CLTV < 80%                                   127                    $63,842,988                82.4%
Amortized CLTV > 80%, No PMI                             9                      4,998,544                 6.5
Amortized CLTV > 80% With PMI                           20                      8,614,683                11.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                  156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                    Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Below 300 Months                                        1                  $     524,321                 0.7%
313 - 324 Months                                        5                      3,413,541                 4.4
325 - 336 Months                                        8                      4,169,419                 5.4
337 - 348 Months                                       15                      8,841,672                11.4
349 - 360 Months                                      127                     60,507,263                78.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                               Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
Below 36 Months                                        87                    $43,189,286                55.8%
37 to 48 Months                                        69                     34,266,929                44.2
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002





                                                   Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.2500%                                                38                    $18,477,472                23.9%
2.7500%                                               118                     58,978,743                76.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                                 Indices

                                                No. of Mortgage           Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)              Balance (%)
-----                                              ---------                ----------              -----------
1 Year CMT                                            118                    $58,978,743                76.1%
1 Year LIBOR                                           38                     18,477,472                23.9
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Below 640                                              17                    $ 7,160,367                 9.2%
640 - 659                                              12                      5,308,537                 6.9
660 - 679                                              14                      6,544,045                 8.4
680 - 699                                              20                     10,746,506                13.9
700 - 719                                              26                     13,190,868                17.0
720 - 739                                              17                      9,917,967                12.8
740 - 759                                              14                      8,509,020                11.0
760 & above                                            36                     16,078,906                20.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                               Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                             43                    $20,726,627                26.8%
Michigan                                               22                     10,951,993                14.1
Illinois                                               17                      7,904,151                10.2
Arizona                                                12                      5,860,879                 7.6
Utah                                                    8                      4,689,002                 6.1
Colorado                                                9                      4,639,261                 6.0
Florida                                                 6                      4,378,566                 5.7
All Other States(1)                                    39                     18,305,737                23.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                               Property Type


                                            No. of Mortgage Loans         Total Dollar           Scheduled Principal
Property Type                                         (#)                   Amount ($)               Balance (%)
-------------                                         ---                   ----------               -----------
Single Family                                         135                    $67,760,630                87.5%
PUD                                                    13                      5,904,151                 7.6
Condominium                                             8                      3,791,434                 4.9
------------------------------------------- ------------------------ ------------------------- ------------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= ========================

Column totals may not add to 100.0% due to rounding.



                                                     Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Purchase                                               61                    $32,352,602                41.8%
Rate Term                                              59                     27,795,367                35.9
Cash Out Refinance                                     35                     16,821,059                21.7
Construction                                            1                        487,187                 0.6
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                 Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                               148                    $72,542,275                93.7%
Second Home                                             7                      4,563,987                 5.9
Investor                                                1                        349,953                 0.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                        Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                          140                    $69,307,665                89.5%
7 - 12 Months                                           4                      2,268,600                 2.9
13 - 18 Months                                          2                      1,209,995                 1.6
19 - 24 Months                                          2                        932,962                 1.2
25 - 30 Months                                          4                      2,316,981                 3.0
31 - 36 Months                                          1                        434,003                 0.6
37 - 42 Months                                          1                        468,429                 0.6
43 - 48 Months                                          2                        517,581                 0.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




                                              Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full                                                  112                    $53,474,265                69.0%
Limited                                                22                     10,228,504                13.2
Alternate Doc                                          10                      5,768,187                 7.5
Income / No Asset Verification                          7                      5,247,217                 6.8
Asset / No Income Verification                          5                      2,738,042                 3.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 156                    $77,456,215               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




              The Mortgage Loans (Group II - 5/1 Hybrid ARMS)


Scheduled Principal Balance:                                     $300,590,189
Number of Mortgage Loans:                                                 590
Scheduled Principal Balance of the Largest Mortgage Loan:          $1,825,827
Average Scheduled Principal Balance:                                 $509,475
Weighted Average Gross Coupon:                                          6.33%
Weighted Average Servicing Fee and Trustee Fee:                         0.32%
Weighted Average Net Coupon:                                            6.01%
Weighted Average Stated Remaining Term:                                   357
Weighted Average Seasoning:                                                 2
Weighted Average Amortized Current LTV Ratio:                           68.6%
Weighted Average Months to Roll:                                           59
Weighted Average Margin:                                                2.75%
Weighted Average Initial Rate Cap:                                      2.00%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average Lifetime Rate Cap:                                     5.00%
Weighted Average FICO Score:                                              726


                                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                          1                $       147,950                 0.0%
$250,001 - $350,000                                    94                     30,889,780                10.3
$350,001 - $500,000                                   270                    111,999,257                37.3
$500,001 - $650,000                                   128                     75,156,112                25.0
$650,001 - $750,000                                    28                     19,708,769                 6.6
$750,001 - $900,000                                    39                     32,240,655                10.7
Above $900,001                                         30                     30,447,666                10.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            38                  $  20,071,874                 6.7%
6.00% - 6.49%                                         359                    184,579,608                61.4
6.50% - 6.99%                                         165                     80,050,855                26.6
7.00% - 7.49%                                          28                     15,887,852                 5.3
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)               Balance (%)
-------------------------------------              ---------                ----------               -----------
Below 40.00%                                           20                  $  13,096,464                  4.4%
40.00% - 49.99%                                        25                     16,003,118                  5.3
50.00% - 59.99%                                        71                     36,953,294                 12.3
60.00% - 69.99%                                       123                     62,438,421                 20.8
70.00% - 79.99%                                       298                    149,234,610                 49.6
80.00% - 84.99%                                        27                     11,572,422                  3.8
85.00% - 89.99%                                        18                      7,544,937                  2.5
90.00% - 99.99%                                         8                      3,746,923                  1.2
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 590                   $300,590,189                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                         Primary Mortgage Insurance

                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)              Balance (%)
--------------------------                         ---------                ----------              -----------
Amortized CLTV < 80%                                  553                   $284,782,339                94.7%
Amortized CLTV > 80%, With PMI                         37                     15,807,850                 5.3
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                    Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage            Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)               Balance (%)
----------------                                   ---------                ----------               -----------
Below 300 Months                                        5                 $    2,403,503                  0.8%
301 - 312 Months                                        1                      1,825,827                  0.6
325 - 336 Months                                        2                      1,868,038                  0.6
337 - 348 Months                                       13                      7,112,948                  2.4
349 - 360 Months                                      569                    287,379,874                 95.6
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 590                   $300,590,189                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                               Months to Roll


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)               Balance (%)
--------------                                     ---------                ----------               -----------
49 to 54 Months                                         2                 $    1,058,332                  0.3%
55 to 60 Months                                       490                    249,694,480                 83.1
61 to 72 Months                                        98                     49,837,377                 16.6
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 590                   $300,590,189                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                                   Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.7500%                                               590                   $300,590,189               100.0%
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                  Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)              Balance (%)
-----                                              ---------                ----------              -----------
1 Year CMT                                            590                   $300,590,189               100.0%
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Below 640                                              24                  $  12,131,915                 4.0%
640 - 659                                              32                     16,245,506                 5.4
660 - 679                                              39                     20,467,892                 6.8
680 - 699                                              68                     34,535,553                11.5
700 - 719                                              77                     38,431,112                12.8
720 - 739                                              80                     39,004,830                13.0
740 - 759                                              94                     49,156,338                16.4
760 & above                                           176                     90,617,042                30.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                               Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                            253                   $132,842,462                44.2%
Illinois                                               75                     35,548,144                11.8
Michigan                                               54                     28,407,471                 9.5
Arizona                                                44                     19,774,846                 6.6
All Other States(1)                                   164                     84,017,268                28.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




                                               Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                         507                   $261,000,658                86.8%
PUD                                                    42                     19,876,776                 6.6
Condominium                                            38                     17,794,945                 5.9
2 - 4 Family                                            2                      1,298,990                 0.4
Townhouse                                               1                        618,820                 0.2
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Rate Term                                             323                   $164,325,029                54.7%
Refi - Equity                                         144                     70,969,060                23.6
Purchase                                              123                     65,296,101                21.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 590                   $300,590,189               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                 Occupancy


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)               Balance (%)
---------                                          ---------                ----------               -----------
Primary                                               573                   $291,803,554                 97.1%
Investor                                                8                      5,025,616                  1.7
Second Home                                             9                      3,761,019                  1.2
------------------------------------------- ------------------------ -------------------------- -----------------------
Total                                                 590                   $300,590,189                100.0%
=========================================== ======================== ========================== =======================

Column totals may not add to 100.0% due to rounding.


                                                    Age


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Months                                             Loans (#)                Amount ($)               Balance (%)
------                                             ---------                ----------               -----------
0 - 6 Months                                          586                   $298,101,689                 99.2%
7 - 12 Months                                           4                      2,488,501                  0.8
------------------------------------------- ------------------------ -------------------------- -----------------------
Total                                                 590                   $300,590,189                100.0%
=========================================== ======================== ========================== =======================

Column totals may not add to 100.0% due to rounding.


                                              Document Status


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)               Balance (%)
---------------                                    ---------                ----------               -----------
Full                                                  563                   $284,171,036                 94.5%
Income / No Asset Verification                         17                     11,122,992                  3.7
Asset / No Income Verification                          7                      3,737,567                  1.2
Missing                                                 3                      1,558,595                  0.5
------------------------------------------- ------------------------ -------------------------- -----------------------
Total                                                 590                   $300,590,189                100.0%
=========================================== ======================== ========================== =======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002






         The Mortgage Loans (Group III - 7/1 and 10/1 Hybrid ARMS)


Scheduled Principal Balance:                                       $83,233,912
Number of Mortgage Loans:                                                  176
Scheduled Principal Balance of the Largest Mortgage Loan:             $999,950
Average Scheduled Principal Balance:                                  $472,920
Weighted Average Gross Coupon:                                           6.27%
Weighted Average Servicing Fee and Trustee Fee:                          0.26%
Weighted Average Net Coupon:                                             6.01%
Weighted Average Stated Remaining Term:                                    357
Weighted Average Seasoning:                                                  3
Weighted Average Amortized Current LTV Ratio:                            68.3%
Weighted Average Months to Roll:                                            87
Weighted Average Margin:                                                 2.32%
Weighted Average Initial Rate Cap:                                       4.88%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Lifetime Rate Cap:                                      5.00%
Weighted Average FICO Score:                                               739


                                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
$250,001 - $350,000                                    42                    $13,678,512                16.4%
$350,001 - $500,000                                    81                     33,265,019                40.0
$500,001 - $650,000                                    29                     16,521,921                19.8
$650,001 - $750,000                                    11                      7,877,608                 9.5
$750,001 - $900,000                                     6                      4,906,502                 5.9
Above $900,001                                          7                      6,984,350                 8.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 176                    $83,233,912               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)               Balance (%)
------------                                       ---------                ----------               -----------
Below 6.00%                                            36                    $16,404,379                 19.7%
6.00% - 6.49%                                          83                     39,999,691                 48.1
6.50% - 6.99%                                          39                     17,565,254                 21.1
7.00% - 7.49%                                          16                      8,614,957                 10.4
7.50% - 7.99%                                           2                        649,631                  0.8
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002



                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)               Balance (%)
-------------------------------------              ---------                ----------               -----------
Below 40.00%                                           13                   $  7,136,630                  8.6%
40.00% - 49.99%                                         8                      3,787,313                  4.6
50.00% - 59.99%                                        14                      7,893,506                  9.5
60.00% - 69.99%                                        30                     13,733,454                 16.5
70.00% - 79.99%                                        69                     32,238,513                 38.7
80.00% - 84.99%                                        37                     16,449,690                 19.8
85.00% - 89.99%                                         2                        936,419                  1.1
90.00% - 99.99%                                         3                      1,058,387                  1.3
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                         Primary Mortgage Insurance


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)               Balance (%)
--------------------------                         ---------                ----------               -----------
Amortized CLTV < 80%                                  171                    $81,239,106                 97.6%
Amortized CLTV > 80%, With PMI                          5                      1,994,806                  2.4
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.




                                    Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage            Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)               Balance (%)
----------------                                   ---------                ----------               -----------
313 - 324 Months                                        1                  $     862,041                  1.0%
349 - 360 Months                                      175                     82,371,871                 99.0
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                               Months to Roll


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)               Balance (%)
--------------                                     ---------                ----------               -----------
73 - 84 Months                                        142                    $65,511,407                 78.7%
85 - 96 Months                                          8                      4,622,345                  5.6
Above 96 Months                                        26                     13,100,160                 15.7
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                                   Margin


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)               Balance (%)
------                                             ---------                ----------               -----------
2.2500%                                               150                    $71,261,525                 85.6%
2.7500%                                                26                     11,972,387                 14.4
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002




                                                  Indices


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)               Balance (%)
-----                                              ---------                ----------               -----------
1 Year CMT                                             26                    $11,972,387                 14.4%
1 Year LIBOR                                          150                     71,261,525                 85.6
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                                FICO Scores


                                                No. of Mortgage            Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)               Balance (%)
----------                                         ---------                ----------               -----------
Below 640                                               3                    $ 1,161,223                  1.4%
640 - 659                                               1                        346,867                  0.4
660 - 679                                              13                      6,115,128                  7.3
680 - 699                                              24                     12,417,928                 14.9
700 - 719                                              19                      8,931,110                 10.7
720 - 739                                              21                      9,934,458                 11.9
740 - 759                                              21                     10,139,732                 12.2
760 & above                                            74                     34,187,466                 41.1
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.


                                               Property State


                                            No. of Mortgage Loans          Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)               Balance (%)
--------------                                        ---                   ----------               -----------
California                                             84                    $39,838,380                 47.9%
All Other States(1)                                    92                     43,395,532                 52.1
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.


                                               Property Type


                                            No. of Mortgage Loans          Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (% )
-------------                                         ---                   ----------              ------------
Single Family                                         115                    $55,375,003                 66.5%
PUD                                                    41                     18,328,252                 22.0
Condominium                                            10                      5,471,173                  6.6
Missing                                                 8                      3,342,957                  4.0
2 - 4 Family                                            1                        409,182                  0.5
Townhouse                                               1                        307,347                  0.4
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          February 11, 2002





                                                Loan Purpose


                                               No. of Mortgage             Total Dollar          Scheduled Principal
Loan Purpose                                      Loans (#)                 Amount ($)               Balance (%)
------------                                      ---------                 ----------               -----------
Rate Term                                              68                    $33,547,600                 40.3%
Purchase                                               67                     31,677,034                 38.1
Cash Out Refinance                                     41                     18,009,279                 21.6
------------------------------------------ ------------------------- -------------------------- ----------------------
Total                                                 176                    $83,233,912                100.0%
========================================== ========================= ========================== ======================

Column totals may not add to 100.0% due to rounding.



                                                 Occupancy


                                               No. of Mortgage            Total Dollar          Scheduled Principal
Occupancy                                         Loans (#)                 Amount ($)              Balance (%)
---------                                         ---------                 ----------              -----------
Primary                                               168                    $78,669,078                94.5%
Second Home                                             6                      3,462,134                 4.2
Investor                                                2                      1,102,699                 1.3
------------------------------------------ ------------------------- ------------------------- -----------------------
Total                                                 176                    $83,233,912               100.0%
========================================== ========================= ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                    Age

                                                No. of Mortgage            Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)               Balance (%)
---                                                ---------                ----------               -----------
0 - 6 Months                                          172                  $81,027,825                   97.3%
7 - 12 Months                                           4                    2,206,088                    2.7
------------------------------------------- ------------------------ -------------------------- ----------------------
Total                                                 176                  $83,233,912                  100.0%
=========================================== ======================== ========================== ======================

Column totals may not add to 100.0% due to rounding.



                                              Document Status


                                                No. of Mortgage           Total Dollar           Scheduled Principal
Document Status                                    Loans (#)                Amount ($)               Balance (%)
---------------                                    ---------                ----------               -----------
Limited                                               104                  $48,493,315                  58.3%
Full                                                   71                   34,124,949                  41.0
Income / No Asset Verification                          1                      615,648                   0.7
------------------------------------------- ------------------------ ------------------------- ------------------------
Total                                                 176                  $83,233,912                 100.0%
=========================================== ======================== ========================= ========================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this
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